UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)	October 31, 2019

TELEFLEX INCORPORATED
(Exact name of Registrant as Specified in Its Charter)

Delaware	1-5353	23-1147939
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

550 E. Swedesford Rd., Suite 400	Wayne,	PA		19087
(Address of Principal Executive Offices)				(Zip Code)

Registrant’s Telephone Number, Including Area Code		(610)	225-6800

Not applicable
(Former Name or Former Address, If Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share	TFX	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
f an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On October 31, 2019, Teleflex Incorporated (the “Company”) issued a press release (the “Press Release”) announcing its financial results for the quarter ended September 29, 2019. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report.
In addition to the financial information included in the Press Release that has been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), the Press Release includes certain non-GAAP financial measures. These measures include constant currency revenue growth and adjusted diluted earnings per share. Constant currency revenue growth is based upon net revenues, adjusted to eliminate the impact of translating the results of international subsidiaries at different currency exchange rates from period to period. The impact of changes in foreign currency may vary significantly from period to period, and generally are outside of the control of our management. We believe that this measure facilitates a comparison of our operating performance exclusive of fluctuations that do not reflect our underlying performance or business trends. Adjusted diluted earnings per share is based upon diluted earnings per share available to common stockholders, the most directly comparable GAAP measure, adjusted to exclude, depending on the period presented, the impact (net of tax) of (i) restructuring, restructuring related and impairment items; (ii) acquisition, integration and divestiture related items; (iii) other items identified in note (C) to each of the reconciliation tables set forth in the Press Release for the quarters ended September 29, 2019 and September 30, 2018; (iv) certain expenditures associated with the registration of medical devices under the European Union Medical Device Regulation; (v) intangible amortization expense; and (vi) tax adjustments. Management does not believe that any of the excluded items are indicative of our underlying core performance or business trends.
Management uses these non-GAAP financial measures to assess the Company's financial performance, make operating decisions, allocate financial resources, provide guidance on possible future results, and assist in its evaluation of period-to-period and peer comparisons. The non-GAAP measures may be useful to investors because they provide insight into management’s assessment of our business, and provide supplemental information pertinent to a comparison of period-to-period results of our ongoing operations. The non-GAAP financial measures are presented in addition to results presented in accordance with GAAP and should not be relied upon as a substitute for GAAP financial measures. Moreover, our non-GAAP financial measures may not be comparable to similarly titled measures used by other companies.
The information furnished pursuant to Item 2.02 of this Current Report, including Exhibit 99.1 hereto, shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.
Item 7.01. Regulation FD Disclosure.
In connection with the conference call to be held by the Company on October 31, 2019 to discuss its financial results for the quarter ended September 29, 2019, the Company plans to reference a slide presentation, which will be made available in advance of the call through the Company’s website. A copy of the slide presentation is furnished as Exhibit 99.2 to this Current Report.
The information furnished pursuant to Item 7.01 of this Current Report, including Exhibit 99.2, shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item 8.01 Other Events.
Redemption of 5.25% Senior Notes due 2024
On October 31, 2019, Teleflex Incorporated (the “Company”) issued a notice of redemption to holders of its outstanding $250,000,000 aggregate principal amount of 5.25% Senior Notes due 2024 (the “2024 Notes”). Pursuant to the notice of redemption, the 2024 Notes will be redeemed on November 15, 2019 (the “Redemption Date”) at a redemption price equal to 102.625% of the principal amount of the 2024 Notes plus accrued and unpaid interest to, but not including, the Redemption Date (the “Redemption Price”). The notice of redemption is subject to the condition that the Company is able to borrow funds under its revolving credit agreement on the Redemption Date in an amount sufficient to pay the aggregate Redemption Price on the Redemption Date.
Forward-Looking Statements
This Current Report on Form 8-K and the information provided herein contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the Company’s redemption of its 5.25% Senior Notes due 2024. Forward-looking statements are based on the then-current expectations, beliefs, assumptions, estimates and forecasts about our business and the industry and markets in which we operate. These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or implied by these forward-looking statements due to a number of factors, including: changes in business relationships with and purchases by or from major customers or suppliers; delays or cancellations in shipments; demand for and market acceptance of new and existing products; our inability to provide products to our customers, which may be due to, among other things, events that impact key distributors, suppliers and vendors that sterilize our products; our inability to integrate acquired businesses into our operations, realize planned synergies and operate such businesses profitably in accordance with our expectations; the inability of acquired businesses to generate revenues in accordance with our expectations; our inability to effectively execute our restructuring plans and programs; our inability to realize anticipated savings from restructuring plans and programs; the impact of healthcare reform legislation and proposals to amend, replace or repeal the legislation; changes in Medicare, Medicaid and third party coverage and reimbursements; the impact of enacted tax legislation and related regulations; competitive market conditions and resulting effects on revenues and pricing; increases in raw material costs that cannot be recovered in product pricing; global economic factors, including currency exchange rates, interest rates, trade disputes, sovereign debt issues and the impact of the United Kingdom's pending departure from the European Union, commonly known as "Brexit"; difficulties in entering new markets; general economic conditions; and other factors. For a further discussion of the risks relating to our business, see Item 1A “Risk Factors” in our most recent Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, and as updated by our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. We expressly disclaim any obligation to update these forward-looking statements, except as otherwise specifically stated by us or as required by law or regulation.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
        99.1    Earnings Press Release, dated October 31, 2019
        99.2    Earnings Conference Call Slide Presentation
104    The Cover Page from this Current Report on Form 8-K, formated in Inline XBRL

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2019	TELEFLEX INCORPORATED By: /s/ Thomas E. Powell Name: Thomas E. Powell Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Earnings Press Release, dated October 31, 2019
99.2	Earnings Conference Call Slide Presentation